EXHIBIT 10.11 Statement re: Long Term Lease between the Registrant and Mitsui Fudosan (USA), Inc., a California Corporation


             AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION STANDARD
                INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET
               (Do not use this form for Multi-Tenant Property)



1.    Basic Provisions ("Basic Provisions")

      1.1 Parties: This Lease ("Lease"), dated for reference purposes only, __DECEMBER 19, 1997__, is made by and between __MITSUI FUDOSAN (USA). INC., A CALIFORNIA CORPORATION__ ("Lessor") and __PACIFIC RESEARCH & ENGINEERING CORPORATION, A CALIFORNIA CORPORATION__ ("Lessee"), (collectively the "Parties," or individually a "Party") __LOT 18, (5.692 ACRES) OAK RIDGE BUSINESS CENTER III, 395 ASPEN WAY, VISTA, CALIFORNIA 92083__.

      1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of __395 ASPEN WAY, VISTA, CALIFORNIA 92083__, located in the County of __SAN DIEGO__, State of __CALIFORNIA__, and generally described as (describe briefly the nature of the property) __APN 219-541-09 ASPEN WAY. VISTA , CALIFORNIA 92083 (SEE EXHIBIT "A") PROPOSED PREMISES IS APPROXIMATELY 79,648 SQUARE FEET ON THE FIRST (1ST) FLOOR, WITH APPROXIMATELY 214 PARKING SPACES. (THE PREMISES WILL BE MEASURED TO THE EXTERIOR DIMENSIONS OF THE BUILDING INCLUDING DRIP LINE.) SEE ADDENDUM FOR PARAGRAPH 1.2 (CONTINUED)__. ("Premises"). (See Paragraph 2 for further provisions.)

      1.3 Term: __TEN (10)__ years and __ZERO (0)__ months ("Original Term") commencing __SEE ADDENDUM FOR PARAGRAPH 1.3(CONT.)__ ("Commencement Date") and ending __TEN YEARS AFTER THE COMMENCEMENT DATE__ ("Expiration Date"). (See Paragraph 3 for further provisions.)

      1.4 Early Possession: __NOT APPLICABLE__ ("Early Possession Date"). (See Paragraphs 3.2 and 3.3 for further provisions.)

      1.5 Base Rent: __$ 47,719.03__ per month ("Base Rent"), payable on the __FIRST (1ST)__ day of each month commencing __SEE ADDENDUM FOR PARAGRAPH
1.5 (CONTINUED).__ (See Paragraph 4 for further provisions.)
[ ] If this box is checked, there are provisions in this Lease for the Base
    Rent to be adjusted.

      1.6 Base Rent Paid Upon Execution: __$47,719.03__as Base Rent for the period __THE FIRST (1ST) MONTH OF THE LEASE TERM.__

      1.7 Security Deposit: __$ 47,719.03__ ("Security Deposit"). (See Paragraph 5 for further provisions.)**

      1.8 Permitted Use: __ADMINISTRATIVE OFFICES, MANUFACTURING, ENGINEERING AND DISTRIBUTION OF ELECTRONIC EQUIPMENT AND RELATED USES.__ (See Paragraph 6 for further provisions.)

      1.9 Insuring Party: Lessor is the "Insuring Party" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

      1.10 Real Estate Brokers: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
  __COLLIERS ILIFF THORN__ represents
[ ] Lessor exclusively ("Lessor's Broker"); [X] both Lessor and Lessee, and
  ________________________ represents
[ ] Lessor exclusively ("Lessee's Broker"); [ ] both Lessee and Lessor. (See Paragraph 15 for further provisions.)

      1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by __NONE__ ("Guarantor"). (See Paragraph 37 for further provisions.)

      1.12 Addenda. Attached hereto is an Addendum or Addenda consisting of Paragraphs __1.2__ through __49__ and Exhibits __A, B, C HAZARDOUS WASTES OR SUBSTANCES ADDENDUM, NOTICE TO OWNERS, BUYERS AND TENANTS REGARDING HAZARDOUS WASTES OR SUBSTANCES AND UNDERGROUND STORAGE TANK AND AMERICANS WITH DISABILITIES ACT (ADA), ATTACHMENTS A, B, AND C.__ all of which constitute a part of this Lease.

2.    Premises.

      2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less. __SEE ADDENDUM FOR PARAGRAPH 2.1 (CONTINUED).__

      2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, tire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within __SIXTY (60)__ days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

      2.3 Compliance with Covenants, Restrictions and Building Code. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. __SEE ADDENDUM FOR PARAGRAPH 2.3 (CONTINUED).__

      2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (Including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth In this Lease.

      2.5 Lessee Prior Owner/Occupant. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.


3.    Term.

      3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

      3.2 Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and Insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

**SEE ADDENDUM FOR PARAGRAPH 1,7 (CONTINUED).

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      3.3    Delay In Possession.  If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the __DATE THAT IS EIGHT (8) MONTHS FROM THE DATE LESSOR AND LESSEE MUTUALLY AGREE UPON THE PROPOSED PLANS__, Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.      Rent.

        4.1 Base Rent. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.      Use.

        6.1 Use. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessees assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

      6.2    Hazardous Substances.
             (a) Reportable Uses Require Consent. The term Hazardous Substance as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "Reportable Use" shall mean
(i) the installation or use of any above or below ground storage tank,
(ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessors prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor.
In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.
             (b) Duty to inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.
             (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, If any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

      6.3 Lessee's Compliance with Law. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

      6.4 Inspection; Compliance. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, with twenty-four
(24) hour notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections

7.    Maintenance; Repairs; Utility Installations; Trade Fixtures and
Alterations.

      7.1    Lessee's Obligations.
             (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc),

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7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14
(condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair __INCLUDING__ non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior), ceilings, roofs, floors, windows, doors, plate glass, skylights landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense; take all Investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair if Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven (7) years.
      (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any. located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, Including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

      7.2 Lessor's Obligations. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises),
2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, __EXCEPT FOR STRUCTURAL PORTIONS OF THE ROOF, FOUNDATION AND,.EXTERIOR WALLS,__ the improvements located thereon, or the equipment therein, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

       7.3    Utility Installations; Trade Fixtures; Alterations.
              (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000.
             (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.
             (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

      7.4    Ownership; Removal; Surrender; and Restoration.
             (a) Ownership. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.
             (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.
SEE ADDENDUM FOR PARAGRAPH 7.4(B) (CONTINUED)
             (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as welt as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.    Insurance; Indemnity.

      8.1 Payment For Insurance. Regardless of whether the Lessor or Lessee is the insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

      8.2    Liability Insurance.
             (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.
             (b) Carried By Lessor. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described In Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

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      8.3    Property Insurance-Building, Improvements and Rental Value.
             (a) Building and Improvements. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).
             (b) Rental Value. The insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.
             (c) Adjacent Premises. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.
             (d) Tenant's Improvements. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility installations.

      8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

      8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

      8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

      8.7 Indemnity. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease.
The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

      8.8 Exemption of Lesser from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.    Damage or Destruction.

      9.1    Definitions.
             (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility installations.
             (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.
             (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.
             (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.
             (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

      9.2 Partial Damage-Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten
(10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten
(10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for

                                   <PAGE  4>
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any funds contributed by Lessee to repair any such damage or destruction.
Premises Partial Damaged due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

      9.3 Partial Damage-Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

      9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

      9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

      9.6    Abatement of Rent; Lessee's Remedies.
            (a) In the event of damage described in Paragraph 9.2 (Partial Damage-Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.
             (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

      9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve
(12) times the then monthly Base Rent or $100,000, whichever is greater.
Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment, in such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months.

      9.8 Termination-Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

      9.9 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.   Real Property Taxes.

      10.1 (a) Payment of Taxes. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.
             (b) Advance Payment. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

      10.2 Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

      10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations

                                   <PAGE  5>
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assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

      10.4 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause Its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12.   Assignment and Subletting.

      12.1   Lessor's Consent Required.
             (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively. "assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.
             (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of __FIFTY-ONE PERCENT (51%)__ or more of the voting control of Lessee shall constitute a change in control for this purpose.
             (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.
             (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.
             (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

      12.2   Terms and Conditions Applicable to Assignment and Subletting.
             (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease,
(ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.
             (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.
             (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.
             (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.
             (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the current monthly Base Rent, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.
             (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.
             (g) The occurrence of a transaction described in Paragraph 12.1(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased to an amount equal to __THREE (3) TIMES__ the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the amount required to establish such Security Deposit a condition to Lessor's consent to such transaction.
             (h)

      12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:
             (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.
             (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.
             (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.
             (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.
             (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.


13.   Default; Breach; Remedies.

      13.1 Default; Breach. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "Default" is defined as failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease.

                                   <PAGE  6>
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A "Breach" is defined as the occurrence of any one or more of the following
Defaults, and, where a grace period forfeiture after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:
             (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.
             (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.
             (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3. (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.
             (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.
             (e) The occurrence of any of the following events: (i) The making by lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. SS101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.
             (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.
             (g)

      13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:
             (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.
             (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.
             (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.
             (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

      13.3 Inducement Recapture In Event Of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions;" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

      13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to, incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within __TEN
(10)DAYS__ after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

      13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.


14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or

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possession, whichever first occurs.  If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.   Broker's Fee.

      15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

      15.2 Upon execution of this Lease by both Parties, Lessor shall pay to said Brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Brokers (or in the event there is no separate written agreement between Lessor and said Brokers, the sum of $ __PER AGREEMENT__ ) for brokerage services rendered by said Brokers to Lessor in this transaction.

      15.3 Unless Lessor and Brokers have otherwise agreed in writing, Lessor further agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) or any Option subsequently granted which is substantially similar to an Option granted to Lessee in this Lease, or (b) if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.

      15.4 Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be a third party beneficiary of the provisions of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

      15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

      15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.   Tenancy Statement.

      16.1 Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "`Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

      16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises.
Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.


23.   Notices.

      23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

      23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon, if sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof.
Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. Right To Holdover. __LESSOR AGREES TO ALLOW LESSEE TO HOLD OVER AND PAY A MONTHLY RENT 125% OF THE THEN PREVAILING MARKET RENT AS THE NEW RENT DURING THE HOLD OVER PERIOD. THE MAXIMUM TIME THAT LESSEE WILL BE ABLE TO HOLD OVER IS THREE MONTHS.__

                                   <PAGE  8>
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27.   Cumulative Remedies.  No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.


28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.


29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are locate. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.   Subordination; Attornment; Non-Disturbance.

      30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

      30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not:
(i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or
(iii) be bound by prepayment of more than one (1) month's rent.

      30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

      30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorney's Fees. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection here, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter with twenty-four (24) hours notice the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.   Consents.
             (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants'
fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice add supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.
             (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.   Guarantor.

38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.   Options.
      39.1 Definition. As used in this Paragraph 39 the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

      39.2 Options Personal To Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

                                   <PAGE  9>
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      39.3   Multiple Options.  In the event that Lessee has any Multiple
Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.
      39.4   Effect of Default on Options.
             (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary:
(i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or
(iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.
             (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).
             (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or
(ii) Lessor gives to Lessee three (3) or more notices of Default under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease. __SEE ADDENDUM FOR PARAGRAPH 39.5 AND 39.6.__

40. Multiple Buildings. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee. __SEE ADDENDUM FOR PARAGRAPH 1.2 (CONTINUED), 1.3 (CONTINUED), 1.5 (CONTINUED), 1.7 (CONTINUED), 2.1 (CONTINUED), 2.3 (CONTINUED), 7.4(b) (CONTINUED), 39.5, 39.6, 49, AND 50.__

     Lessor and Lessee have carefully read and reviewed this lease and each term and provision contained herein, and by the execution of this lease show their informed and voluntary consent thereto. The parties hereby agree that, at the time this lease is executed, the terms of this lease are commercially reasonable and effectuate the intent and purpose of lessor and lessee with respect to the premises.

          If this lease has been filled in, it has been prepared for submission to your attorney for his approval. Further, experts should be consulted to evaluate the condition of the property as to the possible presence of asbestos, storage tanks or hazardous substances.
          No representation or recommendation is made by the American Industrial Real Estate Association or by the real estate broker(s) or their agents or employees as to the legal sufficiency, legal effect, or tax consequences of this lease or the transaction to which it relates; the parties shall rely solely upon the advice of their own counsel as to the legal and tax consequences of this lease. If the subject property is located in a state other than California, an attorney from the state where the property is located should be consulted.

     The parties hereto have, executed this Lease at the place on the dates specified above to their respective signatures.

Executed at __VISTA, CALIFORNIA__       Executed at __CARLSBAD, CALIFORNIA__
on ___________JANUARY 1, 1998____       on ___________JANUARY 5, 1998_______
by Lessor:                              By Lessee:
   __MITSUI FUDOSAN (USA), INC.__       _PACIFIC RESEARCH & ENGINEERING CORP
   __A CALIFORNIA CORPORATION____       _A CALIFORNIA CORPORATION___________

By _/S/ BERNARD W. GILMORETITLE__       By _____/S/ JACK K. WILLIAMS________
Name Printed:                           Name Printed:
   __BERNARD W. GILMORETITLE_____       _JACK K. WILLIAMS___________________
Title:                                  Title:
   __SENIOR VICE PRESIDENT_______       _PRESIDENT / CHIEF EXECUTIVE OFFICER
Address:                                Address:
   __2440 GRAND AVENUE, SUITE B         _2770 CAMINO VIDA ROBLE
   __VISTA, CALIFORNIA 92083            _CARLSBAD, CALIFORNA 92009
Tel. No. (760) 598-0264                 Tel. No. (760) 438-3911
Fax No.  (760) 727-3472.                Fax No.  (760) 438-9277

                                   <PAGE 10>
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ADDENDUM TO AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION STANDARD INDUSTRIAL /
COMMERCIAL SINGLE-TENANT LEASE - NET DATED DECEMBER 19, 1998 BY AND BETWEEN MITSUI FUDOSAN (USA), INC., A CALIFORNIA CORPORATION, AS LESSOR, AND PACIFIC RESEARCH AND ENGINEERING CORPORATION, A CALIFORNIA CORPORATION, AS LESSEE

===============================================================================

      1.2    Premises (continued).
             A. Lessor and Lessee will approve those certain preliminary plans and outline specifications including both a Site Development Plan and Tenant Improvement Plan for construction of the subject premises and certain improvements on the demised premises ("Leasehold Improvements"), such preliminary pLans and outline specifications will be attached hereto as Exhibits "A" and "B" and incorporated herein by reference. Lessor shall construct the demised premises with the Leasehold Improvements.
             B. Proposed Plans. From such preliminary plans and outline specification, Lessor shall have an architect reasonably approved by Lessee prepare proposed final plans and specifications ("Proposed Plans") substantially in conformity with said preliminary plans and outline specifications including any changes necessary to meet with governmental building requirements. The Proposed Plans shall be delivered to Lessee as soon as reasonably possible from the date hereof. Within seven (7) working days after delivery of the Proposed Plans to Lessee, Lessee shall set forth in writing with particularity and precision any (i) corrections or change necessary to bring the Proposed Plans into substantial conformity with said preliminary plans and outline specifications and (ii) additions which are necessary to address details not addressed by the preliminary plans and outline specifications. If Lessee delivers to Lessor such statement of corrections, change and additions, except as to additions which, when viewed in the aggregate, materially increase the costs of construction. Lessor shall have the Proposed Plans revised substantially in accordance therewith and the Proposed Plans as revised in accordance with such statement of corrections, additions and change shall be deemed approved by Lessee (hereinafter, "Proposed Plans" shall mean the Proposed Plans or revised Proposed Plans, as appropriate). Failure to deliver to Lessor written notice of any such corrections or changes within said seven (7) working day period shall constitute approval of the Proposed Plans by Lessee.
             C. As soon as reasonably possible, both Lessor and Lessee shall endorse on the Plans approval thereof for the purpose of filing the same with the City of Vista in connection with permit applications for the Improvements (the "Endorsed Approval of the Plans") thereafter changes may be made only in accordance with paragraph 1.2(b).
             D. Lessor has obtained a Fixed Price Bid ("The Bid") for construction of the Improvements on which Lessor has based Fixed Rent under this lease. The Bid is based on Preliminary Plans and Specifications in that the Proposed Plans are not expected to materially deviate from the Preliminary Plans and Specifications. Lessor will guarantee the cost of improvements and has based this Fixed Rent on the shell costs and a portion of the tenant improvements up to a maximum amount of $1,120,000.00, in accordance with Paragraph 49 of this lease. This rent will not increase unless such increases are due to (1.) Lessees delays or change orders submitted by Lessee or (2.) increases in the city fees that occur during the additional time resulting from any Lessee delays or change orders.
             E. Construction. Within five (5) working days following the Endorsed Approval of the Plans, as set forth above, Lessor or the general contractor selected by Lessor shall apply for all building permits necessary for construction of the Improvements. Lessor, at its sole expense, shall proceed diligently with the construction and completion of the Improvements substantially in accordance with the Plans and building permit(s). Lessor shall complete the construction of the shell building and Tenant Improvements not later than eight (8) months from the date Lessor and Lessee mutually agree upon the "Proposed Plans"; provided, however, such date shall be extended by a period of time equal to the period of any delay or delays encountered by Lessor affecting said work of construction because of fire, earthquake, rain, or other acts of God in the nature of a casualty, act of public enemy, riot,

                                   <PAGE 11>
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ADDENDUM TO AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION STANDARD INDUSTRIAL /
COMMERCIAL SINGLE-TENANT LEASE - NET DATED DECEMBER 19, 1998 BY AND BETWEEN MITSUI FUDOSAN (USA), INC., A CALIFORNIA CORPORATION, AS LESSOR, AND PACIFIC RESEARCH AND ENGINEERING CORPORATION, A CALIFORNIA CORPORATION, AS LESSEE

===============================================================================

insurrection, strikes or boycotts, shortage of material or labor, change in the plans pursuant to Paragraph 1.2(e) or any other causes beyond the reasonable control of Lessor including delays caused by Lessee ("Improvements Delay Period"). Any such extension shall be conditioned upon Lessor first notifying Lessee of a delay Lessor considers to be an Improvements Delay Period within five (5) days following the occurrence of the subject delay. Upon reasonable advance notice, Lessee, at its own risk and expense, may inspect the Improvements during the course of construction and may call to Lessor's attention any material deviation between the as-built improvements in progress and the Plans and Lessor shall cause its general contractor to correct the same.
             F. Changes in the plans. Lessee shall have the right to request changes in the Plans, which requests shall not be unreasonably denied; provided, however, that (i) such right shall not be exercised unreasonably;
(ii) no such request shall result in any major structural change in the Improvements; (iii) through an adjustment in Fixed Rent pursuant to Paragraph 1.5, Lessee shall pay any additional costs required to implement such changes, including, architectural fees, increase in construction costs and any other charges payable hereunder caused by such changes; and (iv) such request shall constitute an agreement on the part of Lessee to any delay in completion caused by reviewing, processing and implementing such changes.
             G. Completion of Punch-List Items and Adjustments. The Improvements shall be completed in accordance with this Lease generally and Paragraph 1.2(b) of this Lease specifically. Lessee will submit to Lessor a punch list of items that require repair within thirty (30) days after occupancy. Lessor shall use its best efforts to complete items submitted on said punch list within thirty (30) days after receipt.
             H. Warranties. All warranties received by Lessor from contractors and materialmen for work done according to the Plans shall inure to the benefit of Lessee, and during the construction period Lessor shall enforce the same on behalf of Lessor and Lessee. Lessor agrees that it shall obtain from those who construct the Improvements a warranty in the usual form against defective workmanship and materials for a period of at least one (1) year from the Occupancy Date, except that in respect of the roof such warranty shall be for a period of ten (10) years. Lessee is responsible for normal preventive maintenance and repair of the roof structure. A copy of all such construction warranties shall be provided to Lessee prior to the Occupancy Date and all such warranties shall be deemed assigned by Lessor to Lessee in the event Lessor fails to repair or cause to be repaired warranted items during the term of the applicable warranty.

      1.3    Term (continued).
             A. Notwithstanding anything in this lease to the contrary, the term of this lease shall commence on the earlier of the following dates ("Commencement of Term").
                1. Thirty (30) days subsequent to the date the demised premises are ready for occupancy and Lessor gives to Lessee both a certificate from Lessor's architect stating that, except for "Punch List" items, the Improvements (as defined herein) have been completed and a copy of a Certificate of Occupancy with respect to the demised premises duly issued by the City of Vista; or
                2. Thirty (30) days subsequent to the date Lessee occupies the demised premises.
             B. The parties agree to execute a memorandum setting forth the occupancy date, the date of expiration of the term and any increase or decrease in rent pursuant to Paragraph 1.5. The Improvements shall be deemed to be


                                   <PAGE 12>
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ADDENDUM TO AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION STANDARD INDUSTRIAL /
COMMERCIAL SINGLE-TENANT LEASE - NET DATED DECEMBER 19, 1998 BY AND BETWEEN MITSUI FUDOSAN (USA), INC., A CALIFORNIA CORPORATION, AS LESSOR, AND PACIFIC RESEARCH AND ENGINEERING CORPORATION, A CALIFORNIA CORPORATION, AS LESSEE

===============================================================================

"Completed" when Lessor's architect or engineer in charge of construction has prepared, certified by his signature and delivered to Lessor and Lessee a written statement that the Improvements have been substantially completed in accordance with the Plans and any properly authorized changes or amendments thereto, and certifying the date of such completion (except for minor "punch list" items which will not preclude Lessee from conducting business from the Demised Premises and which can and will be completed by Lessor within thirty
(30) days after being identified by Lessor and Lessee within thirty (30) days after the Occupancy Date).

      1.5    Base Rent (continued).
             Lessee shall pay the rent to Lessor in advance upon the first business day of each Rental Period of the Term or extension thereof, at Lessor's address or at such other place designated by Lessor in a notice to Lessee, without any prior demand therefor and without any deduction or setoff whatsoever. If the Term or extension thereof shall commence and end on a day other than the first day of a Rental Period, then Lessee shall pay, upon the commencement date the Term or extension thereof and the first day of the last Rental Period, a pro rata portion of the Fixed Rent, prorated on a per diem basis, with respect to the portions of the fractional Rental period included in the Term or extension thereof.
             Rent shall be increased on an annual basis in accordance with the Consumer Price Index an urban Consumers Los Angeles/Anaheim/Riverside-Metropolitan Area (1982-84=100) published by the United States Department of Labor, Bureau of Labor Statistics (Index). The minimum annual increase in rent shall be three (3%) percent with a maximum annual rent increase of five (5%) percent. Beginning with the rent due on and after the first (1st) anniversary of the commencement of the term of this lease, and on and after each subsequent anniversary, the Base Monthly Rent by a fraction, the numerator of which is the Extension Index and denominator of which is the Beginning Index. If the index is changed so that the base year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index has not been discontinued or revised.

      1.7    Security Deposit (continued).
             The following Security Deposit Amounts shall be due as indicated below:
                  Upon signing the lease document:      $ 47,719.03
                  Upon tilting of walls of premises     $ 95,438.06
                                                          ---------
                  Total                                 $143,157.09

             Upon occupancy of the premises by Lessee, the first months rent paid per Paragraph 1.6 of the lease shall apply. Additionally, the Security Deposit paid upon tilting of the walls of the premises shall apply as rent for months two (2) and three (3) of the lease term.

      2.1    Letting (continued).
             Lessor and Lessee agree that the actual square footage of the Premises and how it has been determined is stated in Paragraph 1.2 above.


                                   <PAGE 13>
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ADDENDUM TO AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION STANDARD INDUSTRIAL /
COMMERCIAL SINGLE-TENANT LEASE - NET DATED DECEMBER 19, 1998 BY AND BETWEEN MITSUI FUDOSAN (USA), INC., A CALIFORNIA CORPORATION, AS LESSOR, AND PACIFIC RESEARCH AND ENGINEERING CORPORATION, A CALIFORNIA CORPORATION, AS LESSEE

===============================================================================

      2.3    Compliance With Covenants, Restrictions And Building
Code(Continued).
             Lessee shall comply with the Covenants, Conditions and Restrictions established for Oak Ridge Business Center III, recorded December 28,1988 at 3:59 p.m.

      7.4(b) Removal (continued).
             Lessor agrees that it will review all Lessee owned alterations and determine prior to installation by Lessee if the alterations will be required to be removed at the expiration of the Lease.

      39.5   Option To Extend Term.
             In accordance with paragraph 39 of this lease and Lessee is in possession of the Premises, Lessee shall have two (2) five (5) year options to extend the term of this lease at a rental rate which shall be ninety-five (95%) percent of the prevailing market rental rate for similar office / industrial space. Lessee must give notice, in writing, to Lessor one hundred eighty (180) days prior to expiration of the original lease term of this lease in order to exercise said option(s). If Lessor and Lessee are not able to reach a written agreement on the rent of this extension within thirty (30) days, of Lessee's exercise of notice then the prevailing "fair market rental rate" shall be determined by appraisers appointed as hereinafter set forth, based on comparable rentals for similar office / industrial space, for non-renewing non-encumbered tenants then charged and collected in North San Diego County taking into account items that professional real estate appraisers customarily consider including location, credit of the tenants of other properties, size, age, design, utility and other relevant factors of other properties in the area as they compare to the subject premises. The option(s) to extend is personal to Lessee and may not be exercised or assigned voluntarily or involuntarily by or to any person or entity other than Lessee, except to an assignee not requiring Lessor's consent as provided in the section above. The option(s) hereby granted to Lessee is not assignable separate and apart from this lease, as provided in paragraph 39 above. The rent thereafter shall be adjusted in accordance with paragraph 39.6 of the lease (Cost of Living Adjustment [for options]). Any required appraisal in regard to "fair market rental value" shall be made as follows: If Lessor and Lessee are unable to come to written agreement in regard to the rent for each option period within thirty (30) days of the exercised date, then Lessor and Lessee shall each appoint in writing an independent qualified real estate appraiser, who shall be a member of the American Institute of Real Estate Appraisers or equivalent, with at least five
(5) years experience appraising industrial property. Each of these two (2) appraisers shall prepare a written determination of Fair Market Rental Value within thirty (30) days. If the two (2) appraisals are within five (5%) percent, with respect to the annual base rent then the average shall be calculated and the value thus determined shall conclusively be deemed to be the fair market rental value of the leased premises for the purposes of this paragraph and shall accrue from the first (1st) day of the extended term thereof. However, if the two (2) appraisals are not within (5%) percent then upon mutual agreement, Lessor and Lessee shall instruct each of their appraisers to appoint a third appraiser with qualifications as outlined above within ten (10) days. Such independent third appraiser shall have twenty (20) days to make his own determination of "fair market rental value" which shall then conclusively be deemed to be the "fair market rental value" of the lease premises for the purposes of this paragraph and shall accrue from the first
(1st) day of the extended term hereof. Each party shall pay for the cost of its appointed appraiser and one-half (1/2) of the of the third (3rd) appraiser. If either Lessor and Lessee fails to appoint an appraiser, then the appraiser appointed by the party appointing an appraiser shall make the required appraisal acting alone and the decision of such appraiser as to "fair market rental value" of the premises shall be conclusive and binding upon Lessor and Lessee. In no event shall, delay in the determination of the "fair market


                                   <PAGE 14>
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ADDENDUM TO AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION STANDARD INDUSTRIAL /
COMMERCIAL SINGLE-TENANT LEASE - NET DATED DECEMBER 19, 1998 BY AND BETWEEN MITSUI FUDOSAN (USA), INC., A CALIFORNIA CORPORATION, AS LESSOR, AND PACIFIC RESEARCH AND ENGINEERING CORPORATION, A CALIFORNIA CORPORATION, AS LESSEE

===============================================================================

value" of the premises effect Lessee's obligation to pay the amount of rent as is then in force, or the amount of increase, if any, immediately upon receipt of notification of same. Lessee shall have the option to withdraw its exercise of the option to extend within five (5) days after final determination of fair market value by written notice to Lessor, in which event the Lease shall expire at the end of the current term and Lessee shall reimburse Lessor for its share of the appraisals (if any).

      39.6 Cost Of Living Adjustment (For Options). The base for computing the increase in the Consumer Price Index All Urban Consumers Los Angles / Anaheim / Riverside-Metropolitan Area (1982-84=100), published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is in effect on the ninetieth (90th) day preceding the date of the commencement of the terms ("Beginning Index"). The Index published and in effect on the ninetieth (90th) day preceding each anniversary of the commencement of the term of this lease ("Extension Index") is to be used in determining the amount of the increase from one year to the next. Beginning with the rent due on and after the first (1st) anniversary of the commencement of the term of this lease, and on and after each subsequent anniversary, the Base Monthly Rent by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. If there is a decline from one lease year to the next in the Extension Index, the monthly rent due during the subsequent lease year shall equal the monthly rent due during the then present lease year. If the index is changed so that the base year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index has not been discontinued or revised.


49.   Tenant Improvements.
      (1) Lessor will provide for the tenant improvements ("Tenant Improvements") indicated on the improvement estimate attached as Exhibit "B", which is mutually acceptable to both Lessor and Lessee. The space plan for the Tenant Improvements ("Space Plan") shall be prepared by Howard Anderson and Associates Architecture and shall be subject to the approval of Lessor and Lessee. Lessee shall be responsible for executing a written fixed Price Contract between Lessee and Howard Anderson and Associates, whose fee will be paid out of the Tenant Improvement Allowance referenced in Paragraph 49.2 below. The parties anticipate that certain changes will be made to Exhibit "B" in the course of finalizing the Space Plan, and the parties' approval of the Space Plan shall not be unreasonably withheld or delayed. Lessor shall cause working drawings ("Working Drawings") to be prepared in conformance with the approved Space Plan. Lessee shall have the right to approve the Working Drawings within two (2) business days after Lessee's receipt, but approval shall not be unreasonably withheld if the Working Drawings are in conformance with the approval Space Plan. Lessor's agent, Lusardi Construction, shall construct the Tenant Improvements in accordance with Exhibit "B" the approved Working Drawings. Lessor shall be deemed to have completed the Tenant Improvements and to have delivered possession of the Property to Lessee for purposes of commencing the Lease Term when Lessor's architect certifies to Lessee in writing that the Tenant Improvements have been completed in accordance with the approved Working Drawings, with no more than minor "punch list" items to be corrected.
      (2) The costs of Tenant Improvements, including construction costs, construction drawings, space planning, permits and fees, shall be allocated between the parties as follows: (i) Lessor shall pay such costs up to a maximum of $1,120,000.00; (ii) any excess costs above $1,120,000.00 shall be covered by a contract between Lusardi Construction and Lessee. Lessee shall be responsible for paying these excess costs directly to Lusardi Construction.


                                   <PAGE 15>
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ADDENDUM TO AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION STANDARD INDUSTRIAL /
COMMERCIAL SINGLE-TENANT LEASE - NET DATED DECEMBER 19, 1998 BY AND BETWEEN MITSUI FUDOSAN (USA), INC., A CALIFORNIA CORPORATION, AS LESSOR, AND PACIFIC RESEARCH AND ENGINEERING CORPORATION, A CALIFORNIA CORPORATION, AS LESSEE

===============================================================================

      (3) Each Party shall take all necessary actions and grant all necessary approvals in compliance with the schedule ("Tenant Improvement Schedule") attached hereto as Exhibit "C" in order to facilitate timely completion of the Tenant Improvements.
      (4) Lessor Warranties. In connection with its construction of Improvements, Lessor represents and warranties:
             a. That the air conditioning, heating and ventilation system installed in the demised premises shall meet with any applicable federal and local standards and comply with Title 24 of the California Administrative Code as applied by the Uniform Building Code of the City of Vista as of the time of installation of such system.
             b. The Improvements shall be constructed in a first class manner, free from defects in materials, workmanship or design and in compliance with all current laws, ordinances, regulations and codes relating thereto including the Americans with Disabilities Act.



"CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by Colliers International as to the sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney. In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks."


                                   <PAGE 16>
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                                   EXHIBIT B


                            TENANT IMPROVEMENT PLAN
                         (To be added at a later date.)



                                   <PAGE 17>
-----------------------------------------------------------------------------



                                   EXHIBIT C


                   CONSTRUCTION / TENANT IMPROVEMENT SCHEDULE
                         (To be added at a later date.)



                                   <PAGE 18>
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COLLIERS ILIFF THORN

                        HAZARDOUS WASTES OR SUBSTANCES
                      ADDENDUM TO LEASEIPROPOSAL TO LEASE
                         Dated __December 19, 1998__


     The Undersigned ("Landlord") represents that Landlord has no knowledge, except as otherwise disclosed in writing, of the existence or prior existence (the term "existence" including, but not being limited to, generation, location, transportation, storage, treatment, discharge, disposal, release or threatened release) on the Premises of the land upon which the Premises is located (collectively, the "Property") of any Hazardous Wastes or Substances or storage tanks above or below the ground.

     Landlord is aware of the following inspection reports, studies, letters, test results, advisories and similar documents (collectively, "Reports"), addressing the issue of the existence or non-existence on the Property of Hazardous Wastes or Substances or storage tanks and represents that Landlord has no knowledge of any other Reports not listed (list all such Reports; if none, write "No Reports").

===============================================================================
Limited Hazardous Waste Potential Assessment for Oak Ridge Business Center - Phase III, Vista, California, November 1990. Prepared by Robert Prater Associates Consulting Soil, Foundation & Geological Engineers.
===============================================================================

     Upon execution of the Lease, Landlord shall provide Tenant with copies of any and all Reports and any and all modifications and supplements to the Reports which may be obtained by Landlord.

     If at any time Hazardous Wastes or Substances or underground storage tanks are determined to exist on the Property (other than as disclosed in the Reports), Landlord shall either (a) take those steps that may be necessary or reasonable to remove or otherwise abate the effect of such items in accordance with all applicable rules, regulations, laws and requirements; or (b) by written notice to Tenant, give Tenant the right to terminate this Lease. Landlord shall use its best efforts not to materially interfere with the conduct of Tenant's business during any such removal or abatement process.

     Landlord and Tenant expressly acknowledge that Colliers Iliff Thorn ("Broker") has not made an independent investigation or determination with respect to the existence or prior existence on the Property of Hazardous Wastes or Substances or storage tanks. Any such investigation or determination shall be the responsibility of Landlord and Tenant and Broker shall not be held responsible therefor, and Landlord and Tenant shall indemnify and hold harmless Broker from and against any liability or responsibility claimed in connection therewith.

     The term "hazardous wastes or substances" is used herein in its broadest sense and includes, but is not limited to, petroleum base products, paints and solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonium compounds, asbestos, PCB's, contaminants, toxic wastes, toxic pollutants, dredged soil, solid waste, pesticides, herbicides, fertilizers and other agricultural chemicals, incinerator residue, sewage, garbage, sewage sludge, munitions, chemical wastes and products, biological materials, radioactive materials, wrecked or discarded equipment, and mining, industrial, municipal and agricultural wastes or any other liquid, solid or gaseous pollutants or hazardous substances, and the same or any other wastes or substances subject to regulation under any State or Federal environmental protection law or regulation.

Landlord:                              TENANT:
__Mitsui Fudosan (USA), Inc.__         _Pacific Research & Engineering Corp._
____/S/ Bernard W Gilmore_____         __________/S/ Jack Williams___________
____Senior Vice President_____         __President / Chief Executive Officer_


                                   <PAGE 19>
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                   NOTICE TO OWNERS, BUYERS AND TENANTS REGARDING
                         HAZARDOUS WASTES OR SUBSTANCE AND
                             UNDERGROUND STORAGE TANKS


     Comprehensive federal and state laws and regulations have been enacted in the last few years in an effort to develop controls over the use, storage, handling, clean-up, removal and disposal of hazardous wastes or substances (including pollutants). Some of these laws and regulations, such as, for example, the so-called "Superfund Act," provide for broad liability schemes wherein an owner, tenant or other user of the property may be liable for clean-up costs and damages regardless of fault and even though the contamination occurred prior to the time he acquired an interest in the property. Other laws and regulations set standards for the handling of asbestos or establish requirements for the use, modification, abandonment, or closing of underground storage tanks. Still other laws and regulations apply to the release of any pollutants that may reach an aquifer or the environment.

     It is often difficult to determine whether hazardous wastes or substances are present. With respect to improved property, for instance, various items utilized in the construction of improvements may contain materials that have been or may in the future be determined to contain hazardous wastes or substances and may need to be specially treated, specially handled and/or removed from the property. For example, some electrical transformers and other electrical components can contain PCB's, and asbestos has been used in a wide variety of building components such as fire-proofing, air duct insulation, acoustical tiles, spray-on acoustical materials, linoleum, floor tiles and plaster. Hazardous wastes or substances may be in above-ground and below-ground containers on the property or may be present on or in soil, water, building components or other portions of the property in areas that may or may not be accessible or noticeable. It is generally important to obtain expert assistance for site investigations and building inspections. The past uses of the property may also provide valuable information as to the likelihood of hazardous wastes or substance or underground storage tanks being on the property.

     It is not practical or possible to list all the applicable laws and regulations or all the areas of concern in this Notice. Therefore, owners, buyers and tenants are urged to consult legal counsel to determine their respective rights and liabilities with respect to the issues described in this Notice as well as other aspects of the proposed transaction. You and your counsel should review and analyze all inspection reports, studies, letters, test results, advisories and similar documents (collectively, "Reports"), addressing the issue of the existence or non-existence on the property of hazardous wastes or substances or storage tanks. To the extent such Reports are deemed inadequate or do not exist, you should obtain appropriate Reports from qualified independent inspectors. Finally, you and your counsel should reach an independent conclusion with respect to the impact, if any, of the existence on the property of hazardous wastes or substances or storage tanks. If hazardous wastes or substances (including pollutants) have been, or are going to be used, stored, handled or disposed of on the property, or if the property has or may have underground storage tanks, it is essential that legal and technical advice be obtained to determine, among other things, what permits and approvals have been or may be required, if any, the estimated costs and expenses associated with the use, storage, handling, clean-up, removal or disposal of the hazardous wastes or substance and what contractual provisions and protections are necessary or desirable.

     Colliers Iliff Thorn has not made investigations or obtained Reports regarding the subject matter of this Notice, except as may described in a separate written document signed by Colliers Iliff Thorn. Colliers Iliff Thorn makes no representations regarding the existence or nonexistence of hazardous wastes or substances or underground storage tanks on the property, and has no expertise in this area that may be relied upon by any party.

     The terms "hazardous wastes or substance" is used in this Notice in its very broadest sense and includes, but is not limited to, petroleum base products, paints and solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonium compounds, asbestos, PCB's, contaminants, toxic wastes, toxic pollutants, dredged spoil, solid waste, pesticides, herbicides, fertilizers and other agricultural chemicals, incinerator residue, sewage, garbage, sewage sludge, munitions, chemical wastes and products, biological materials, radioactive materials, wrecked or discarded equipment, and mining, industrial, municipal and agricultural wastes or any other liquid, solid or gaseous pollutants or hazardous substance, and the same or any other wastes or substances subject to regulation under the State or Federal environmental protection law or regulation. Hazardous wastes or substances and underground storage tanks may be present on all types of real property. This Notice is therefore meant to apply to any transaction involving any type of real property, whether improved or unimproved.

     The undersigned acknowledges receipt of a copy of this Notice

Date:  _8 January 1998________         Date:  _____5 January 1998____________
__Mitsui Fudosan (USA), Inc.__         _Pacific Research & Engineering Corp._
____/S/ Bernard W Gilmore_____         __________/S/ Jack Williams___________


                                   <PAGE 20>
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                                  Attachment A

                      NOTICE TO OWNERS AND PROSPECTIVE BUYERS
                     OR TENANTS OF REAL PROPERTY REGARDING THE
                       AMERICANS WITH DISABILITIES ACT (ADA)


     The government of the United States has recently enacted the Americans With Disabilities Act (ADA), a federal law codified at 42/USC Section 12101 et seq. Among other requirements of the ADA that could apply to your property, this act is intended to make owners and tenants of certain types of business establishments defined as "public accommodations" provide facilities that are equally accessible to persons with a variety of disabilities. State and local laws may also impose requirements.

     The real estate brokers in this transaction are not qualified to advise you as to what, if any, changes may be required now, or in the future. We recommend that owners and tenants consult attorneys and design professionals of their choice for information regarding these matters and the impact, if any, on the proposed lease or purchase agreement and the property. These are legal issues and you are responsible for conducting your own independent investigation of these issues. Colliers Iliff Thorn cannot give you legal advice on these issues.


SELLER / LANDLORD:                     BUYER / TENANT:
MITUSI FUDOSAN (USA), INC.             PACIFIC RESEARCH AND ENGINEERING CORP.
A CALIFORNIA CORPORATION               A CALIFORNIA CORPORATION

By:  _/S/ Bernard W Gilmore___         By:  _____/S/ Jack Williams___________
____Senior Vice President_____         __President / Chief Executive Officer_
Date:  _8 January 1998________         Date:  _____5 January 1998____________


                                   <PAGE 21>
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                                  Attachment B

                  PUBLIC ACCOMODATION VS. COMMERCIAL FACILITY


     Title III of the ADA divides covered buildings and facilities into two (2) categories: "Public Accommodations" and "Commercial Facilities".

     A public accommodation is responsible for meeting the ADA requirements for removal of barriers. (However, areas of public accommodation that are used only by employees at work areas are not subject to this requirement. In such case, "reasonable accommodation" under Title 1 of the ADA must be made for employees with a disability to enter and use those areas.)

     A public accommodation must provide auxiliary aids when they are necessary to ensure effective communication with persons who have hearing, vision, or speech impairments. A public accommodation must also meet the technical requirements for alterations and new construction.

     The responsibilities for providing auxiliary aids and for removal of barriers do not apply to commercial facilities. (However, "reasonable accommodations" under Title 1 of the ADA must be made for employees with a disability to enter and use the facility.)



              USE THE CRITERIA BELOW TO DETERMINE WHICH CATEGORY
                       YOUR BUILDING OR FACILTIY IS IN:


PUBLIC ACCOMMODATION - A "public accommodation" is a private entity that owns, leases (or leases to), or operates a "place of public accommodation". The place of public accommodation is a private facility whose operations affect commerce and fall within at least one (1) of twelve (12) categories:

*  Place of lodging (e.g. an inn, hotel or motel).

* Establishment serving food or drink (a restaurant, bar, or other establishment serving food and drink).

*  Place of exhibition or entertainment (a movie house or theater).

* Place of public gathering (an auditorium, lecture hall, or convenience center).

* Sales or rental establishment (a dry cleaner, bank, barber shop, beauty shop, travel agency, shoe repair service, office of an accountant or lawyer, pharmacy, insurance office, professional office of a health car provider, or other service establishment).

*  Station used for specified public transportation.

*  Place of public display or collection (a museum, library, or gallery).

* Place of education (a nursery school, elementary or secondary school, undergraduate or postgraduate private school, or other place of education).

* Social service center establishment (day care center, senior citizen center, or food bank).

* Place of exercise or recreation (a gymnasium, health spa, or other place of exercise or recreation).


COMMERCIAL FACILITY - A "commercial facility" is a facility intended for non-residential use by a private entity and whose operations affect commerce. Examples are office buildings, warehouses, factories, and other buildings in which employment may occur.

     While a public accommodation contains areas that are meant for the public's use, a commercial facility is built for a private business and its employees. For instance, an office building that is occupied by a single tenant and contains no places of public accommodation would be considered a commercial facility. According to an interpretation from the Justice Department, it is possible for part of a building to be a commercial facility while other portions are public accommodations.


                                   <PAGE 22>
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                                  Attachment C

                            SUMMARY OF REQUIREMENTS
                           UNDER TITLE III OF THE ADA


          PUBLIC ACCOMMODATIONS                  COMMERCIAL FACILITIES
          ---------------------                  ---------------------

Existing Buildings -

By January 26, 1992, owners, operators         No requirements
and tenants must remove barriers to
access by disable persons, if the
removal is "readily achievable," and
provide auxiliary aids and services
for hearing, vision, or speech
impaired persons, unless such aids and
services would cause an "undue burden".


Alterations -

After January 26, 1992, owners,                Same requirements as for public
operators and tenants must comply with         accommodations
the technical requirements for
alterations to provide access for
disabled persons.


New Construction -

After January 26, 1993, owners, and            Same requirements as for public
operators and tenants must comply with         accommodations
the technical requirements for new
construction to provide access for
disabled persons.


                                   <PAGE 23>
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